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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 13, 1995


                                GEV CORPORATION
            (Exact name of registrant as specified in its charter)



Delaware                           1-9859                   06-1215192
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification
incorporation)                                              No.)




165 Mason Street, Greenwich, Connecticut                      06830
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:   203-629-3088



                                 Not Applicable
         (Former name or former address, if changed from last report)





















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Item 5. Other Events.

     On April 13, 1995, GEV Corporation (the "Registrant") issued a press release announcing that its wholly-owned subsidiary, Pioneer Americas Acquisition Corp., intends to issue 13-3/8% Senior Notes due 2005, exchangeable for 13-3/8% First Mortgage Notes due 2005, on April 20, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

       99.1 Text of Press Release issued by GEV Corporation, dated April 13, 1995.



















































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GEV CORPORATION



                              By:  /s/ William L. Mahone
                              Name:  William L. Mahone
                              Title: Vice President and General Counsel




Date: April 17, 1995















































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                                 EXHIBIT INDEX


Exhibit

99.1      Text of Press Release issued by GEV
          Corporation, dated April 13, 1995.